Exhibit 99.1

Hovde Financial Services Conference November 5 - 7, 2025

2 Cautionary Notice Regarding Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amen ded, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements are based on current expectations, estimates and projections about Eagle Bancorp Montana, I nc.’s business, beliefs of its management and assumptions made by its management. Any statement that does not describe historical or current facts is a forward - looking statement, including stat ements related to our projected growth, our anticipated future financial performance, and management’s long - term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anti cip ated internal growth and plans to establish or acquire banks. Forward - looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “cont inu e,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These statements are not gua ran tees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expres sed or forecasted in such forward - looking statements. Potential risks and uncertainties include the following: ▪ the difficulties and risks inherent with entering new markets; ▪ general economic conditions and political events, either nationally or in our market areas that are worse than expected, whic h c ould result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values; ▪ our ability to raise additional capital may be impaired if markets are disrupted or become more volatile; ▪ turmoil in the financial markets and related efforts of government agencies to stabilize the financial system; ▪ volatility , disruption, or uncertainty in national and international financial markets, including as a result of geopolitical developme nts ; ▪ the effects of any U.S. federal government shutdown, closures or significant staff reductions in agencies regulating or other wis e impacting Eagle's business; ▪ the impact of any new regulatory, policy, or enforcement developments resulting from the change in U.S. presidential administ rat ion, including the implementation of tariffs and other protectionist trade policies, including any reciprocal tariffs by foreign countries; ▪ restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals ; ▪ governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standa rds and compliance requirements, may adversely affect us; ▪ competitive pressures among depository and other traditional and non - traditional financial services providers may increase signi ficantly; ▪ changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; ▪ other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; ▪ war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets; ▪ our ability to navigate differing environmental, social, governmental, and sustainability concerns among governmental adminis tra tions, our stakeholders, and other activists that may arise from our business activities; ▪ changes or volatility in the securities markets that lead to impairment in the value of our investment securities and goodwil l; ▪ cyber incidents, or theft or loss of Company or customer data or money; ▪ volatility in Eagle's stock price due to investor sentiment and perception of the banking industry; ▪ economic, governmental or other factors may prevent the projected population, residential and commercial growth in the market s i n which we operate; and ▪ we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC, in clu ding our Form 10 - K for the fiscal year ended December 31, 2024. For these forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward - looking statements, which speak only as of the date of this presentation. All subsequent written a nd oral forward - looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. W e u ndertake no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Repo rt on Form 10 - K for the year ended December 31, 2024, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

3 □ Eagle Bancorp Montana, Inc . is the holding company for Opportunity Bank of Montana ; established in 1922 , the Bank is the 4 th largest bank headquartered in Montana with 30 banking offices and has deeply embedded itself as the bank of choice within the community □ Continued execution on commercial bank model following the transition from a thrift ▪ Established commercial bank charter in 2014 ; rebranded as Opportunity Bank of Montana ▪ Diversified loan mix with higher yielding agricultural credits and increasing commercial loans ▪ Strong deposit mix : non - CDs, at 74 % of total deposits as of September 30 , 2025 ▪ Positioned for NIM expansion and improved profitability ▪ Core lines of business include : retail lending, commercial and agricultural lending, deposit products and services and mortgage origination ▪ Interest rate risk profile showing slightly liability sensitive balance sheet prepared for a decreasing rate environment □ Continuation of strong credit culture ; excellent credit quality with NPAs of 20 bps as of September 30 , 2025 □ Track record of execution on strategic initiatives : ▪ Announced Acquisition of First Community Bank in October 2021 , completed April 30 , 2022 ▪ Announced Acquisition of Western Bank of Wolf Point in August 2019 , completed January 2020 ▪ Announced Acquisition of State Bank of Townsend in August 2018 , completed January 2019 ▪ Announced Acquisition of Ruby Valley Bank in September 2017 , completed January 2018 ▪ Successful acquisition and integration of seven branches from Sterling Financial in 2012 Community Focused Institution

4 Company Overview □ 30 branches in Montana operating under the Company’s banking subsidiary – Opportunity Bank of Montana □ Balance Sheet (9/30/25): ▪ Assets $2.120 billion ▪ Gross Loans $1.558 billion ▪ Deposits $1.752 billion ▪ Total equity $186.5 million □ Asset Quality (9/30/25): ▪ NPAs/assets – 0.20% □ Profitability for YTD 2025: ▪ Net income of $10.1 million ▪ Diluted EPS of $1.29 ▪ NIM – 3.86% ▪ ROAA – 0.64% ▪ ROAE – 7.50% EBMT Branches

5 Chantelle Nash SVP and Chief Risk Officer and Chief Administrative Officer 1 8 years with the Company 1 8 years in banking Mark O’Neill SVP and Chief Lending Officer 9 years with the Company 2 9 years in banking Darryl Rensmon E VP and Chief Operating Officer 9 years with the Company 39 years in IT Linda Chilton SVP and Chief Retail Officer 11 years with the Company 41 years in banking Alana Binde SVP and Chief Human Resource Officer 16 years with the Company 16 years in banking Laura Clark President and CEO 11 years with the Company 51 years in banking Rachel Amdahl SVP and Chief Operations Officer 3 8 years with the Company 3 8 years in banking Dale Field SVP and Chief Credit Officer 23 years with the Company 2 7 years in banking Miranda Spaulding SVP and Chief Financial Officer 12 years with the Company 25 years in accounting/finance Experienced Executive Management

6 Experienced Board Year Elected Experience Director 2022 President & CEO of Opportunity Bank and the Company Laura F. Clark 2007 Retired President of a Montana telecommunications company Rick F. Hays 1998 Retired Vice President of Carroll College Thomas J. McCarvel 2007 Retired President and CEO of Opportunity Bank and the Company Peter J. Johnson 2010 Retired Executive Director of Montana Homeownership Network/NeighborWorks Montana Maureen J. Rude 2015 Co - founder of JWT Capital, LLC, a real estate development and operating company Shavon R. Cape 2015 Retired President of Abatement Contractors of Montana, LLC, specializing in environmental remediation Tanya J. Chemodurow 2018 Retired Market President of Opportunity Bank, former CEO of Ruby Valley Bank Kenneth M. Walsh 2018 Chief Operating Officer of Jeffery Contracting Corey I. Jensen 2019 Principal at Pinion Cynthia A. Utterback 2022 Retired Business Development Officer for Opportunity Bank, Former President of First Community Bank Samuel D. Waters

7 □ Continue to diversify our loan portfolio into commercial (C&I), commercial real estate and agriculture □ Attract and retain lower - cost core deposits □ Continue to expand our franchise through selective acquisitions and branch additions □ Maintain high asset quality levels □ Continue to operate as a community oriented financial institution Business Strategy

Key Montana Markets – Helena, Missoula, Great Falls Lewis and Clark County (Helena) Cascade County (Great Falls) Missoula County (Missoula) • Helena is the state capital of Montana. • Stable economy supported by state government, healthcare, education, and small business. • Government positions account for 70% of Helena's workforce. • Home to Carroll College, a top - ranked private liberal arts college. • Great Falls MSA is the 3rd largest metropolitan area in Montana by population. • Relatively new market for EBMT - Bank formally entered the Great Falls market in 2017. • Diverse regional economy is anchored by agriculture, military, manufacturing and tourism. • Trade hub for the Golden Triangle region, an area known for high quality agriculture production. • Missoula MSA is the 2nd largest metropolitan area in Montana by population. • Home to the University of Montana (Approximately 11,000 students). • Regional hub for a wide range of retail, professional and service activities. Source(s): S&P Global Market Intelligence as of June 30, 2025 8 MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 4 559,391$ 23.5% 2First Interstate BancSystem (MT) 3 428,271 18.0% 3 Eagle Bancorp Montana Inc. (MT) 4 351,030 14.7% 4Stockman Financial Corp. (MT) 2 310,386 13.0% 5Wells Fargo & Co. (CA) 2 299,506 12.6% 6U.S. Bancorp (MN) 1 218,590 9.2% 7Ascent Bancorp (MT) 2 93,915 3.9% 8Forstrom Bancorp. Inc. (MN) 1 41,475 1.7% 9JPMorgan Chase & Co. (NY) 1 27,831 1.2% 10Farmers State Financial Corp. (MT) 1 25,391 1.1% Total For Institutions In Market 25 2,384,589$ MT Rank Institution (State) Branches Deposits Market Share 1First Interstate BancSystem (MT) 3 825,073$ 22.4% 2Glacier Bancorp Inc. (MT) 6 814,647 22.2% 3Stockman Financial Corp. (MT) 3 440,141 12.0% 4Wells Fargo & Co. (CA) 2 370,357 10.1% 5Bitterroot Holding Co. (MT) 7 368,126 10.0% 6U.S. Bancorp (MN) 2 341,520 9.3% 7Bancorp of Montana Holding Co. (MT) 1 271,715 7.4% 8Eagle Bancorp Montana Inc. (MT) 2 64,735 1.8% 9Farmers State Financial Corp. (MT) 3 64,694 1.8% 10Forstrom Bancorp. Inc. (MN) 1 58,419 1.6% Total For Institutions In Market 32 3,676,703$ MT Rank Institution (State) Branches Deposits Market Share 1Stockman Financial Corp. (MT) 3 543,174$ 26.2% 2First Interstate BancSystem (MT) 3 481,978 23.3% 3U.S. Bancorp (MN) 3 380,771 18.4% 4Wells Fargo & Co. (CA) 2 304,466 14.7% 5Bravera Holdings Corp. (ND) 2 99,386 4.8% 6Forstrom Bancorp. Inc. (MN) 2 98,823 4.8% 7Belt Valley Bank (MT) 1 66,325 3.2% 8 Eagle Bancorp Montana Inc. (MT) 1 46,206 2.2% 9Montana Security Inc. (MT) 1 40,841 2.0% 10Glacier Bancorp Inc. (MT) 1 8,830 0.4% Total For Institutions In Market 21 2,071,300$

Key Montana Markets – Bozeman, Billings, Butte Gallatin County (Bozeman) Silver Bow (Butte) Yellowstone County (Billings) • Fastest growing area in Montana, and one of the fastest growing counties in the Western U.S. • Home to Montana State University, the largest university in the state (16,000+ students). • Local economy is tied to technology, healthcare, education and tourism. • High - tech center of Montana. • Originally one of the largest industrial mining and smelting regions in the country, Butte has now evolved into a diverse regional economy. • Local economy is tied to mining, agriculture processing, healthcare, business services, tourism and education. • Home to Montana Tech, a public engineering and technical university (~2,500 students). • The Billings MSA is the largest metropolitan area in Montana by population. • Serves as the regional hub for more than 500,000 people across a four state region. • Diverse economy supported by transportation, manufacturing, hospitality, medical, energy and other business and consumer services. Source(s): S&P Global Market Intelligence as of June 30, 2025 9 MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 9 1,870,628$ 37.2% 2First Interstate BancSystem (MT) 4 684,035 13.6% 3Stockman Financial Corp. (MT) 5 595,621 11.9% 4Wells Fargo & Co. (CA) 2 453,543 9.0% 5Guaranty Dev. Co. (MT) 3 343,063 6.8% 6U.S. Bancorp (MN) 2 308,597 6.1% 7 Eagle Bancorp Montana Inc. (MT) 3 240,073 4.8% 8MSB Financial Inc. (MT) 4 231,829 4.6% 9Bozeman Bancorp Inc. (MT) 1 86,284 1.7% 10Yellowstone Holding Co. (MT) 1 74,444 1.5% Total For Institutions In Market 41 5,024,539$ MT Rank Institution (State) Branches Deposits Market Share 1First Interstate BancSystem (MT) 9 1,967,126$ 26.6% 2U.S. Bancorp (MN) 4 1,407,257 19.0% 3Stockman Financial Corp. (MT) 6 1,170,258 15.8% 4Wells Fargo & Co. (CA) 4 996,127 13.5% 5Glacier Bancorp Inc. (MT) 7 884,718 11.9% 6Yellowstone Holding Co. (MT) 5 632,541 8.5% 7Eagle Bancorp Montana Inc. (MT) 3 110,473 0.2% 8Bitterroot Holding Co. (MT) 1 88,711 0.1% 9Bravera Holdings Corp. (ND) 2 67,685 0.1% 10JPMorgan Chase & Co. (NY) 2 44,032 0.1% Total For Institutions In Market 45 7,405,300$ MT Rank Institution (State) Branches Deposits Market Share 1Glacier Bancorp Inc. (MT) 2 238,955$ 25.6% 2Wells Fargo & Co. (CA) 1 202,903 21.7% 3First National Bancorp Inc. (MT) 3 128,169 13.7% 4 Eagle Bancorp Montana Inc. (MT) 4 117,845 12.6% 5U.S. Bancorp (MN) 5 94,697 10.1% 6Forstrom Bancorp. Inc. (MN) 6 76,423 8.2% 7Butte Bank Shares Inc. (MT) 7 51,506 5.5% 8Bridger Co. (MT) 8 23,079 2.5% Total For Institutions In Market 11 933,577$

10 April 2022 Assets: $370M Loans: $191M Deposits: $321M Acquired An Expanding Franchise Source: S&P Capital IQ Pro, Company filings and call report data Note: Bank level financial information for acquired companies and branches at closing or most recent quarter ▪ EBMT has successfully executed on it’s growth strategy, through both organic growth and acquisitions, and has produced results ▪ Strong track record of successfully integrating acquisitions - EBMT has been the most active acquiror of Montana banks over the last four years ▪ Complementary combinations have provided increased scale and diversification January 2020 Assets: $100M Loans: $41M Deposits: $77M Acquired $200 $213 $238 $251 $287 $306 $333 $332 $508 $516 $560 $630 $674 $717 $854 $1,054 $1,258 $1,436 $1,948 $2,076 $2,103 $2,120 $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 Non-Acquired Assets Acquired Assets November 2012 Loans: $41M Deposits: $181M Acquired 7 Montana Branches from January 2018 Assets: $90M Loans: $55M Deposits: $78M Acquired January 2019 Assets: $108M Loans: $92M Deposits: $92M Acquired

Financial Highlights

12 Net Interest Income & Net Interest Margin $ 2 , 0 $ 3 , 0 $ 4 , 0 $ 5 , 0 $ 6 , 0 $ 7 , 0 $ 8 , 0 $ 9 , 0 $ 1 0 , 2 . 8 0 3 . 0 0 3 . 2 0 3 . 4 0 3 . 6 0 3 . 8 0 4 . 0 0 4 . 2 0 4 . 4 0 4 . 6 0 Net Interest Income Net Interest Margin 3.75% 3.64% 4.09% 4.18% 4.10% 3.86% 3.47% 3.41% 3.32% 3.33% 3.41% 3.34% 3.59% 3.74% 3.91% 3.94% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Net Interest Income Net Interest Margin Net interest income in 000’s

13 Provision for Credit Losses $3,130 $861 $2,001 $1,456 $518 $1,142 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2020 2021 2022 2023 2024 YTD 2025 Provision for credit losses on loans starting in 2023, provision for loan losses for prior periods $ in 000’s

14 Balance Sheet Expansion $1,258 $1,436 $1,948 $2,076 $2,103 $2,120 $841 $933 $1,354 $1,484 $1,521 $1,558 $1,033 $1,223 $1,635 $1,635 $1,681 $1,752 $0 $500 $1,000 $1,500 $2,000 $2,500 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 Assets Total Loans Deposits $ in millions

15 Commercial & Industrial , 9% Commercial Real Estate , 43% Construction & Land Development , 7% Residential 1 - 4 and Construction , 12% Home Equity , 7% Agriculture & Farm , 20% Consumer , 2% Loan Portfolio Composition – 9/30/2025 □ 36 Commercial/Ag lenders □ 15 Mortgage lenders □ C&I accounts for 9% of loan portfolio □ Owner - occupied CRE loans represent 28% of total loans Excludes loans held for sale Loan Portfolio Detail

16 CRE Loan Portfolio Composition – 9/30/2025 Excludes loans held for sale Multifamily , 18% Lessors of nonresidential buildings, 9% Hotels and other travel accommodations, 12% Office space , 9% Industrial/warehouse , 10% Other, 42% CRE Portfolio Detail

17 Non Interest Checking 24% Interest Bearing Checking 12% Savings 12% Money Market 26% Time Certificates 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2Q23 3Q23 1Q24 2Q24 3Q24 4Q24 2Q25 3Q25 Time Certificates Money Market Savings Interest Checking Non Interest Checking September 30, 2025 Deposit Mix – Rolling 8 Quarters □ Deposit costs were 163 basis points for 3Q25 □ Non - Interest Bearing accounts represent 24% of total deposits at 3Q25 □ MMDA & Checking accounts represent 63% of total deposits at 3Q25 (000's) 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 Non Interest Checking 418,727$ 408,781$ 400,113$ 419,760$ 419,211$ 411,272$ 417,324$ 429,064$ Interest Bearing Checking 211,101 217,654 210,277 209,061 221,476 211,422 205,021 215,128 Savings 230,711 229,248 220,136 212,239 210,572 212,462 205,596 204,367 Money Market 330,274 339,796 359,752 351,097 367,094 396,399 450,685 450,787 Time Certificates 444,382 440,120 428,587 458,355 462,875 458,411 459,299 452,833 Total 1,635,195$ 1,635,599$ 1,618,865$ 1,650,512$ 1,681,228$ 1,689,966$ 1,737,925$ 1,752,179$ Funding Overview – Deposit Composition

18 0.68% 0.49% 0.40% 0.41% 0.19% 0.20% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 12/31/2020 12/31/2021 12/31/2022 12/31/2023 12/31/2024 9/30/2025 Nonperforming Assets/Total Assets Disciplined Credit Culture Effective January 1, 2023, the Company adopted ASU No. 2022 - 02, Financial Instruments - Credit Losses (Topic 326) Troubled Debt Restructurings ("TDRs") and Vintage Disclosures. The update eliminated the recognition and measurement of TDRs, therefore, TDRs are not included in nonpe rfo rming assets starting in 2023.

19 Yield and Cost of Funds 0.00% 2.00% 4.00% 6.00% 8.00% 2020Y 2021Y 2022Y 2023Y 2024Y 3Q25 Yield on Average Earning Assets EBMT Peer Group 0.00% 2.00% 4.00% 6.00% 8.00% 2020Y 2021Y 2022Y 2023Y 2024Y 3Q25 Yield on Loans EBMT Peer Group 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2020Y 2021Y 2022Y 2023Y 2024Y 3Q25 Cost of Funds EBMT *Peer Group data as of the quarter ended June 30, 2025. Peer group includes PFLC, RVSB, CSHX, FSBW, TSBK, SFBC, OVLY, CWBC. N RIM , CZBC, SSBI & FNRN. Source: S&P Global Market Intelligence * *

20 Capital Strength Total Assets 1,435,926$ 1,948,384$ 2,075,666$ 2,103,090$ 2,199,806$ Total Common Stockholders' Equity 156,729$ 158,416$ 169,273$ 174,765$ 186,486$ Total Regulatory Capital 164,639$ 219,595$ 229,171$ 236,531$ 243,918$ Tier 1 Leverage Ratio 9.75% 7.78% 7.57% 7.80% 8.04% Tier 1 Risk Based Capital Ratio 12.64% 9.67% 9.29% 9.59% 9.84% Total Risk Based Capital Ratio 15.18% 14.10% 13.61% 13.90% 14.09% Common Equity Tier 1 (CETI) Ratio 12.18% 9.35% 8.99% 9.30% 9.56% Tangible Common Equity Ratio 9.49% 6.10% 6.32% 6.57% 7.12% 3Q25($ in 000s) 2022Y 2023Y 2024Y2021Y

Laura Clark President and CEO Office: (406) 442 - 3080 Direct: (406) 457 - 4007 lclark@oppbank.com www.opportunitybank.com 1400 Prospect Avenue P.O. Box 4999 Helena, MT 59604 Miranda Spaulding SVP and Chief Financial Officer Office: (406) 442 - 3080 Direct: (406) 441 - 5010 mspaulding@oppbank.com